                                                                    EXHIBIT 10.1


                         CONTINENTAL CABLEVISION, INC.

                                CREDIT AGREEMENT

                                Amendment No. 2
                                ---------------


     This Agreement, dated as of May 20, 1996, is among Continental Cablevision, Inc., a Delaware corporation, certain of its subsidiaries, The First National Bank of Boston, in its capacity as Administrative Agent and as a Managing Agent for itself and the other Lenders, and The Bank of New York, in its capacity as a Managing Agent for itself and the other Lenders. The parties agree as follows:

1.  Reference to Credit Agreement; Definitions.  Reference is made to the
    ------------------------------------------
Amended and Restated Credit Agreement dated as of October 1, 1994, as amended and in effect on the date hereof prior to giving effect to this Agreement (the

"Credit Agreement"), among the Company, its subsidiaries from time to time party
- -----------------
thereto, the Lenders from time to time party thereto, the Administrative Agent and the Managing Agents. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are
             ------------------------
used herein with the meanings so defined. References in this Agreement to "Sections" and "Exhibits", except as the context otherwise dictates, are references to sections hereof and exhibits hereto.

2.  Amendments to Credit Agreement.  Effective on the date hereof, the Credit
    ------------------------------
Agreement is hereby amended as follows:

     2.1.  Amendment to Section 1.2.6.  Section 1.2.6 of the Credit Agreement is
           --------------------------
amended to read in its entirety as follows:

          "1.2.6.  "Applicable Rate Reference Period" means, at any time, the
                    --------------------------------
     most recent prior fiscal quarter of the Company for which financial statements are required to have been furnished to the Lenders in accordance with Section 7.2.1 or, in the case of the fourth quarter of a fiscal year,
     Section 7.2.2. (For example, for the fiscal quarter from April 1, 1996 through June 30, 1996, the Applicable Rate Reference Period will be (a) on and prior to the date upon which financial statements for the fiscal quarter ended March 31, 1996 are required to have been furnished to the Lenders in accordance with Section 7.2.1, the fiscal quarter ended December 31, 1995 and (b) after the date upon which financial statements for the fiscal quarter ended March 31, 1996 are required to have been furnished to the Lenders in accordance with Section 7.2.1, the fiscal quarter ended March 31, 1996.)"

     2.2.  Addition of Section 1.2.17A.  A new Section 1.2.17A is added to the
           ---------------------------
Credit Agreement immediately after Section 1.2.17 of the Credit Agreement to read in its entirety as follows:

           "1.2.17A.  "Bridge Credit Facility" means the credit agreement to be
                       ----------------------
     dated on or prior to July 31, 1996, as amended and in effect from time to time, among the Company, its subsidiaries from time to time party thereto, The First National Bank of Boston, The Toronto-Dominion Bank, The Bank of New York and a syndicate of other lenders pursuant to which the Company may borrow up to a maximum principal amount of $1,000,000,000."

     2.3.  Amendment to Section 1.2.36.  Section 1.2.36 of the Credit Agreement
           ---------------------------
is amended to read in its entirety as follows:

           "1.2.36.  "Effective Rate" means, with respect to each portion of the
                      --------------
     Revolving Loan with interest based upon the Eurodollar Rate or the Base Rate, as the case may be, for each day in any fiscal quarter of the Company, the sum of:

               (a) the rate for such portion shown in Exhibit 1 next to the ratio of (i) the Consolidated Total Debt outstanding on the last day of the Applicable Rate Reference Period to (ii) four times Consolidated Operating Income for such Applicable Rate Reference Period; provided, however, that in the case of any portion of the
                  --------  -------
          Revolving Loan that is subject to a Eurodollar Pricing Option having a Eurodollar Interest Period in excess of six months in duration, the amount in this clause (a) will be the applicable Eurodollar Rate plus the applicable Weighted Average Long-Term Pricing Option Spread; plus
                                                                           ----

               (b) effective on the date of the termination or expiration of the Merger Agreement, an additional 1/4% per annum at all times when the ratio of (A) the Consolidated Total Debt outstanding on the last day of the Applicable Rate Reference Period to (B) four times Consolidated Operating Income for such Applicable Rate Reference Period is greater than or equal to 7.5; plus
                                                  ----

               (c) an additional 2% per annum effective on the day the Administrative Agent notifies the Company that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default under Section 9.1.1 until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed pursuant to Section 9.3 no longer to exist; minus
          -----

               (d) 1/8% per annum effective on the date the Company notifies the Administrative Agent that the Company's long term senior debt has been rated at least BBB- by S&P or Baa3 by Moody's (or if S&P or Moody's changes its rating categories, the comparable new rating category) and ending on the date on which such debt no longer has either such rating; provided, however that the Effective
                              --------  -------

          Rate with respect to each portion of the Revolving Loan with interest based upon the Base Rate shall never be less than the Base Rate (or, in the event clause (c) above applies, the sum of 2% plus the Base
          Rate)."                                              ----

     2.4. Addition of Section 1.2.68A.  A new Section 1.2.68A is added to the
          ---------------------------
Credit Agreement immediately after Section 1.2.68 of the Credit Agreement to read in its entirety as follows:

          "1.2.68A.  "Merger Agreement" means the Agreement and Plan of Merger
                      ----------------
     dated February 27, 1996, as furnished to the Managing Agents, between U S WEST, Inc. and the Company, as the same may from time to time be amended, modified, supplemented or restated so long as any material amendments, modifications, supplements or restatements are furnished promptly after effectiveness thereof to the Managing Agents."

     2.5. Addition of Sections 1.2.92A and 1.2.92B.  New Sections 1.2.92A and
          ----------------------------------------
1.2.92B are added to the Credit Agreement immediately after Section 1.2.92 of the Credit Agreement to read in their entirety as follows:

          "1.2.92A.  "Preferred Stock Put Net Proceeds" means the cash proceeds
                      --------------------------------
     received by the Company, net of all reasonable expenses incurred by it, in connection with the exercise by the Company of its right to sell 5,650,000 shares of its Series B Convertible Preferred Stock to U S WEST, Inc. pursuant to the Merger Agreement.

          "1.2.92B.  "Preferred Stock Put Repayment Amount" means the product of
                      ------------------------------------
     (a) the Preferred Stock Put Net Proceeds multiplied by (b) the quotient of
                                              ---------- --
     (i) the aggregate amount of the Commitments of the Lenders under this Agreement divided by (ii) the sum of (A) the aggregate amount of the
               ------- --
     Commitments of the Lenders under this Agreement plus (B) the aggregate
                                                     ----
     amount of the commitments of the lenders to extend credit under the Bridge Credit Facility."

     2.6. Amendment to Section 1.2.93.  Section 1.2.93 of the Credit Agreement
          ---------------------------
is amended in its entirety as follows:

          "1.2.93.  "Pro Forma Debt Service" means, for any period, the sum of
                     ----------------------
     (a) Pro Forma Interest Payments plus (b) the aggregate amount of principal
                                     ----
     (including payments in the nature of principal under Capitalized Leases and Redeemable Preferred Stock) required to be paid in cash by the Company and its Restricted Subsidiaries on all Indebtedness minus (c) to the extent
                                                     -----
     included in the clause (b) above, the aggregate amount of principal of the Bridge Credit Facility required to paid in cash by the Company upon final maturity of the Bridge Credit Facility.

     2.7. Amendment to Section 1.2.99.  The last sentence of Section 1.2.99 is
          ---------------------------
amended to read in its entirety as follows:

     "By way of illustration, the 1992 Preferred Stock does not constitute Redeemable Preferred Stock and, in the event it is issued pursuant to the Merger Agreement in substantially the form of Exhibit E to the Merger Agreement, the Company's Series B Convertible Preferred Stock will not constitute Redeemable Preferred Stock."

     2.8.  Amendment to Section 2.4.  Section 2.4 of the Credit Agreement is
           -------------------------
amended to read in its entirety as follows:

            "2.4. Maximum Amount of Credit.  The combined aggregate principal
                  ------------------------
     amount of all loans at any one time outstanding under Sections 2.1, 2.2 and
     2.3 shall not at any time exceed an amount (the "Maximum Amount of Credit") equal to:


            (a) (i) the least of (A) during each period specified in the table below, the amount specified in such table:

                   Period                             Maximum Amount
                   ------                             --------------
           Initial Closing Date
             through December 30, 1997           $2,200,000,000

           December 31, 1997
             through December 30, 1998           $2,090,000,000

           December 31, 1998
             through December 30, 1999           $1,870,000,000

           December 31, 1999
             through December 30, 2000           $1,540,000,000

           December 31, 2000
             through December 30, 2001           $1,175,000,000

           December 31, 2001
             through December 30, 2002           $  815,000,000

           December 31, 2002
             through the Final Maturity Date     $  375,000,000,

           (B) the amount (being an integral multiple of $5,000,000 unless the Company terminates the entire Maximum Amount of Credit) irrevocably specified from time to time by at least three Banking Days prior written notice from the Company to the Administrative Agent, or (C) the excess of (1) $2,200,000,000 over (2) the Preferred Stock Put
                                            ----
           Repayment Amount,
               minus (ii) the aggregate principal amount of all Asset Sale
               -----
          Designations which are automatically rescinded pursuant to clause (b) of the last sentence of Section 2.5.2 (the amount determined pursuant to this clause (a) is referred to herein as the "Stated Maximum");

          minus (b) all unborrowed amounts for which designations are in effect
          -----
     pursuant to Section 2.5.

     2.9.  Addition of Section 7.7.12.  A new Section 7.7.12 is added to the
           --------------------------
Credit Agreement immediately after Section 7.7.11 of the Credit Agreement to read in its entirety as follows:

           "7.7.12.  Indebtedness under the Bridge Credit Facility."

     2.10. Amendment to Section 7.13.1.  Section 7.13.1 of the Credit Agreement
           ----------------------------
is amended to read in its entirety as follows:

           "7.13.1.  Consolidated Total Debt to Consolidated Operating Income.
                     --------------------------------------------------------
     On the last day of each fiscal quarter of the Company specified in the table below, Consolidated Total Debt shall not exceed the percentage specified in such table of four times Consolidated Operating Income for such fiscal quarter:

            Fiscal Quarter Ending             Percentage
            ---------------------             ----------
          September 30, 1994 through
            March 31, 1995                       690%

          June 30, 1995                          675%

          September 30, 1995                     690%

          December 31, 1995 through
            March 31, 1996                       725%

          June 30, 1996                          775%

          September 30, 1996 through
            March 31, 1997                       800%

          June 30, 1997                          625%

          September 30, 1997 through
            December 31, 1997                    600%

          March 31, 1998 through
            December 31, 1998                    550%

          March 31, 1999 through
            December 31, 1999                   500%

          March 31, 2000 and
            thereafter                          450%"

     2.11.  Amendment to Section 7.13.2.  Section 7.13.2 of the Credit
            ---------------------------
Agreement is amended to read in its entirety as follows:

            "7.13.2.  Consolidated Operating Cash Flow to Pro Forma Interest
                      ------------------------------------------------------
     Payments.  On the last day of each fiscal quarter of the Company specified
     --------
     in the table below, four times Consolidated Operating Cash Flow for such fiscal quarter shall equal or exceed the percentage specified in such table of Pro Forma Interest Payments for the four consecutive fiscal quarters of the Company commencing immediately after such date:

          Fiscal Quarter Ending               Percentage
          ---------------------               ----------
          September 30, 1994 through
            September 30, 1995                  150%

          December 31, 1995 through
            March 31, 1996                      145%

          June 30, 1996 through
            March 31, 1997                      135%

          June 30, 1997 through
            December 31, 1997                   150%

          March 31, 1998 through
            December 31, 1998                   175%

          March 31, 1999 and
            thereafter                          200%"

     2.12.  Amendment to Section 7.17.  Section 7.17 of the Credit Agreement is
            -------------------------
amended to read in its entirety as follows:

            "7.17.  Interest Rate Protection. At any time (other than during the
                    ------------------------
     period beginning with the initial closing date under the Bridge Credit Facility through the final maturity date of the Bridge Credit Facility) when Consolidated Total Debt as of the last day of the most recently completed fiscal quarter for which financial statements have been (or are required to have been) furnished in accordance with Section 7.2.1 or 7.2.2 exceeds 550% of four times Consolidated Operating Income for such fiscal quarter, the Company shall have in effect interest rate protection agreements (including Indebtedness bearing interest at fixed rates), each in form satisfactory to the Administrative Agent, covering at least 50% in principal amount of such Consolidated Total Debt."

     2.13.  Amendment to Exhibit 1.  Exhibit 1 to the Credit Agreement is
            ----------------------
amended to read in its entirety as set forth in Exhibit 1 hereto.

3.  Consent. Each of the undersigned Lenders hereby consents to an amendment to
    -------
the Amended and Restated Note Agreement dated as of October 17, 1994 between the Company and The Prudential Insurance Company of America, such amendment to contain terms and conditions no less favorable to the Company in any material respect than those set forth in the form of Exhibit 2 hereto.

4.  Representations and Warranties.  In order to induce the Lenders to consent
    ------------------------------
to, and each of the Administrative Agent and the Managing Agents to enter into, this Agreement, each of the Company and the Guarantors represents and warrants to each of the Lenders that immediately before and after giving effect to this Agreement, no Default exists.

5.  General.  The Amended Credit Agreement and all of the other Lender
    -------
Agreements are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Lender Agreements referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Lender Agreement and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has executed this Agreement under seal by a duly authorized officer as of the date first set forth above.

                         COMPANY:

                         CONTINENTAL CABLEVISION, INC.


                         By    /s/
                           --------------------------
                         Vice President and Treasurer

                         GUARANTORS:

                         AMERICAN CABLESYSTEMS CORPORATION
                         AMERICAN CABLESYSTEMS OF CALIFORNIA, INC.
                         AMERICAN CABLESYSTEMS OF NEW YORK, INC.
                         CONTINENTAL CABLEVISION ACQUISITIONS OF
                          NORTHERN ILLINOIS, INC
                         CONTINENTAL CABLEVISION OF CALIFORNIA, INC.
                         CONTINENTAL CABLEVISION OF ILLINOIS, INC.
                         CONTINENTAL CABLEVISION OF JACKSONVILLE, INC. CONTINENTAL CABLEVISION OF MANCHESTER, INC. CONTINENTAL CABLEVISION OF
                          MASSACHUSETTS, INC.
                         CONTINENTAL CABLEVISION OF MICHIGAN, INC.
                         CONTINENTAL CABLEVISION OF NEW ENGLAND, INC.
                         CONTINENTAL CABLEVISION OF NORTHERN
                          ILLINOIS, INC.
                         CONTINENTAL CABLEVISION OF OHIO, INC.
                         CONTINENTAL CABLEVISION OF ST. LOUIS
                          COUNTY, INC.
                         CONTINENTAL CABLEVISION OF ST. PAUL, INC.
                         CONTINENTAL CABLEVISION OF SIERRA
                          VALLEYS, INC.
                         CONTINENTAL CABLEVISION OF VIRGINIA, INC.
                         CONTINENTAL CABLEVISION OF WESTERN
                          NEW ENGLAND, INC.
                         CONTINENTAL CABLEVISION SATELLITE COMPANY
                          OF NORTHERN CALIFORNIA, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          CHICAGO, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          FLORIDA, INC.

                         CONTINENTAL SATELLITE COMPANY OF
                          ILLINOIS, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          MICHIGAN, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          MINNESOTA, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          NEW ENGLAND, INC.
                         CONTINENTAL SATELLITE COMPANY OF OHIO, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          VIRGINIA, INC.
                         FRESNO CABLE TV LIMITED
                         NOR CAL CABLEVISION, INC.
                         TELCAB COMMUNICATIONS, INC.



                         By    /s/
                           --------------------------
                         Vice President and Treasurer of each of the
                            foregoing corporations

                         MANAGING AGENTS:

                         THE FIRST NATIONAL BANK OF BOSTON, as
                          Administrative Agent and as a Managing Agent for itself and the other Lenders



                         By    /s/
                           --------------------------
                           Title:

                         THE BANK OF NEW YORK, as a Managing Agent for
                          itself and the other Lenders



                         By    /s/
                           --------------------------
                           Title:

     Each of the undersigned hereby consents to the foregoing Agreement:

AGENTS:

CANADIAN IMPERIAL BANK                  MELLON BANK, N.A.
 OF COMMERCE

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

NATIONSBANK OF TEXAS, N.A.              THE TORONTO-DOMINION BANK


By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

CO-AGENTS:

THE BANK OF NOVA SCOTIA                 BANK OF TOKYO-MITSUBISHI
                                         TRUST COMPANY

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

CHEMICAL BANK, N.A.                     CITIBANK, N.A.


By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

THE FIRST NATIONAL BANK                 THE FUJI BANK, LIMITED
 OF CHICAGO

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

INDUSTRIAL BANK OF JAPAN                THE LONG-TERM CREDIT BANK
                                          OF JAPAN, LIMITED,
                                          NEW YORK BRANCH

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

MORGAN GUARANTY                         ROYAL BANK OF CANADA
 TRUST COMPANY

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

SOCIETE GENERALE                        THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH

By   /s/                                By   /s/
  -------------------                     ---------------------
  Title:                                  Title:

UNION BANK


By   /s/
  -------------------
  Title:

OTHER LENDERS:

THE BANK OF CALIFORNIA, N.A.            BANK OF HAWAII


By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

BANK OF IRELAND, GRAND                  BANK OF MONTREAL
 CAYMAN BRANCH

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

BANQUE FRANCAISE DU                     BANQUE NATIONAL DE PARIS
 COMMERCE EXTERIEUR

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

                                        By   /s/
                                          --------------------
                                          Title:

BANQUE PARIBAS                          COMPAGNIE FINANCIERE DE CIC
                                         ET DE L'UNION EUROPEENNE

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:


By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

CORESTATES BANK, N.A.                   CREDIT LYONNAIS CAYMAN
                                         ISLAND BRANCH

By    /s/                               By   /s/
  -------------------                     --------------------
  Title:                                  Title

CRESTAR BANK                            THE DAI-CHI KANGYO BANK,
                                         LIMITED, NEW YORK BRANCH

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

DE NATIONAL                             DRESDNER BANK AG NEW YORK
INVESTERINGSBANK N.V.                    AND GRAND CAYMAN BRANCHES

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

                                        By   /s/
                                          --------------------
                                          Title:

FIRST BANK                              FIRST HAWAIIAN BANK
  NATIONAL ASSOCIATION

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

THE FIRST NATIONAL BANK                 FLEET NATIONAL BANK
 OF MARYLAND

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

FUYO GENERAL LEASE
 (U.S.A.), INC.
                                        KLEINWORT BENSON LIMITED

By   /s/
  -------------------                   By   /s/
  Title:                                  --------------------
                                           Title:



THE MITSUBISHI TRUST AND                NBD BANK, N.A.
 BANKING CORPORATION

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

THE NIPPON CREDIT BANK, LTD.            THE ROYAL BANK OF
                                         SCOTLAND, PLC

By  /s/                                 By  /s/
  -------------------                     --------------------
  Title:                                  Title:

THE SAKURA BANK, LIMITED                THE SANWA BANK, LIMITED


By  /s/                                 By  /s/
  -------------------                     --------------------
  Title:                                  Title:

SUMITOMO BANK, LIMITED                  THE SUMITOMO TRUST &
                                         BANKING CO., LTD.,
                                         NEW YORK BRANCH

By  /s/                                 By  /s/
  -------------------                     --------------------
  Title:                                  Title:

SUN BANK, N.A.                          SWISS BANK CORPORATION,
                                         NEW YORK BRANCH

By  /s/                                 By  /s/
  -------------------                     --------------------
  Title:                                  Title:


                                        By  /s/
                                          --------------------
                                          Title:

THE TOKAI BANK, LIMITED                 THE TOYO TRUST AND
                                         BANKING CO., LTD.

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

UNITED JERSEY BANK                      VAN KAMPEN MERRITT PRIME
                                         RATE INCOME TRUST

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title:

CHL HIGH YIELD LOAN PORTFOLIO           BANK OF TOKYO-MITSUBISHI,
 (A UNIT OF CHEMICAL BANK)                 LIMITED

By   /s/                                By   /s/
  -------------------                     --------------------
  Title:                                  Title: